Personnel expenses	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Personnel expenses
Personnel expenses

Personnel expenses recognized in continuing operations in the statements of comprehensive income were $2,068 million for the year ended December 31, 2019 (2018: $1,950 million; 2017: $1,949 million). Personnel expenses include salaries, wages, employee-related taxes, short-term employee benefits, pension benefits (including plans assumed), post-employment medical benefits, other long-term employee benefits and non-cash pension expense related to the exit from a multi-employer pension plan. For additional details related to the post-employment benefit plans, refer to note 17.

Personnel expenses recognized in discontinued operations in the statement of comprehensive income were $107 million for the year ended December 31, 2019 (2018: $107 million; 2017: $109 million).